SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2024
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(832) 834-9144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On September 26, 2024, the Board of Directors of Salarius Pharmaceuticals, Inc. (the “Company”) established December 20, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The time, location, and other meeting details for the 2024 Annual Meeting will be set forth in the Company’s proxy statement for the 2024 Annual Meeting, which will be filed prior to the 2024 Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholders of record at the close of business on October 25, 2024 will be entitled to notice of and to vote at the 2024 Annual Meeting or any adjournment thereof.

Because the date of the 2024 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. Furthermore, new deadlines have been set for submission of proposals by stockholders intended to be presented at the 2024 Annual Meeting and included in the Company’s proxy statement for the 2024 Annual Meeting.

In accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”), if a stockholder wishes to present a proposal for inclusion in the proxy materials for the 2024 Annual Meeting, the Company’s Secretary must receive written notice of such proposal at the Company’s principal executive offices no later than the close of business on October 7, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must (i) meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting and (ii) contain the information specified in, and otherwise comply with, the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”).

In accordance with the advance notice procedures set forth in the Bylaws, if a stockholder wishes to bring business before the 2024 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director at the 2024 Annual Meeting, such proposal must be delivered to the Company’s Secretary at the Company’s principal executive offices prior to the close of business on October 7, 2024, which is the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company. Any such proposal must contain the information specified in, and otherwise comply with, the Bylaws. Any such proposal must be delivered to: Salarius Pharmaceuticals, Inc., Attn: Secretary, 2450 Holcombe Blvd., Suite X, Houston, TX 77021. In addition to satisfying the procedures set forth in the Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than October 21, 2024, which is the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: September 27, 2024	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Executive Vice President & Chief Financial Officer